SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Emerging Markets Fixed Income Fund
Effective on or about May 25, 2018, the summary prospectus is supplemented as follows:
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Nicolas Schlotthauer, CEFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Joergen Hartmann, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Roland Gabert, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference

May 21, 2018
PROSTKR-1026